Exhibit 99.1

MUFG and Morgan Stanley Conclude Definitive Agreements for Securities Joint Venture in Japan
Mar 30 2010 | Tokyo

Mitsubishi UFJ Financial Group, Inc. ("MUFG") (NYSE: MTU) and Morgan Stanley (NYSE: MS) today announced that they have entered into definitive agreements to integrate their securities operations in Japan, and are expected to commence joint venture operations as of May 1, 2010. Through a joint ownership structure, the parties will collaborate in a number of business and product areas in Japan, taking an industry leading position and offering a full range of institutional businesses, a large domestic retail brokerage network and significant global reach.

MUFG and Morgan Stanley, in a move that will allow them to leverage their respective strengths and networks, agreed to create two companies comprising their joint venture, Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. ("MUMSS"), and Morgan Stanley MUFG Securities Co., Ltd. (‘MSMS").

MUMSS will continue the existing Japan-based retail, middle markets, capital markets, and sales and trading businesses of Mitsubishi UFJ Securities Co., Ltd. ("MUS"). The investment banking team of Morgan Stanley Japan Securities Co., Ltd. ("MSJS") will be integrated with the investment banking team of MUS to create the preeminent investment banking organization in Japan, serving both MUFG's and Morgan Stanley's significant local and global client networks.

MUFG will hold a 60 percent interest in MUMSS while Morgan Stanley holds a 40 percent interest, making MUMSS a consolidated entity of MUFG. MUFG will designate Fumiyuki Akikusa as MUMSS' President and CEO. MUFG will also designate Hideyuki Nakajima as Deputy President and Chief Executive Officer of Retail and Middle Markets, and will designate Toshiyuki Hatakama as Deputy President and Chief Executive Officer of Sales and Trading. Morgan Stanley will designate Haruo Nakamura as Deputy President and Chief Executive Officer of MUMSS's Investment Banking.

MSMS will comprise the existing sales and trading and capital markets operations of MSJS. While the economic interests of MUFG and Morgan Stanley in MSMS will be 60 percent and 40 percent respectively, Morgan Stanley will have a 51 percent voting interest in MSMS and MUFG will have 49 percent, making MSMS a consolidated Morgan Stanley entity. Morgan Stanley will designate Jonathan B. Kindred as President and Chief Executive Officer.

The two joint venture companies will collaborate in providing capital markets services to investment banking clients of MUFG and Morgan Stanley and in offering a wide range of products and services, including Morgan Stanley's global products and services to MUFG's retail and middle market customers in Japan as well as to investment banking clients of both parties. The two joint venture companies will continue to offer products and services in sales and trading and research areas separately.

Nobuo Kuroyanagi, President and Chief Executive Officer of MUFG, said, "Finalizing this agreement with Morgan Stanley represents a tremendous step forward for our two organizations' overall strategic alliance. MUMSS and MSMS aim to effectively meet the increasingly sophisticated and diverse financial needs of our extensive client base by merging MUFG's comprehensive domestic financial service network with MS's global reach and high quality products and services."

James P. Gorman, President and Chief Executive Officer of Morgan Stanley, said, "Today's agreement underscores our strong commitment to Japan. We look forward to pursuing our common goals to create a new powerful leader in the Japanese securities industry, while continuing to leverage our strong global strategic alliance with MUFG."

About MUFG
MUFG is one of the world's leading financial groups, with total assets of more than JPY202 trillion (approximately US$2.2 trillion) as of Sep 30, 2009. MUFG's services include commercial banking, trust banking, securities, credit cards, consumer finance, asset management and leasing. The Group's operating companies include The Bank of Tokyo- Mitsubishi UFJ, Japan's largest commercial bank, Mitsubishi UFJ Trust and Banking Corporation, Japan's leading trust bank, and Mitsubishi UFJ Securities, one of Japan's largest securities firms. For more information about MUFG, please visit http://www.mufg.jp/english/index.html.

About Morgan Stanley
Morgan Stanley is a leading global financial services firm providing a wide range of investment banking, securities, investment management and wealth management services. The Firm's employees serve clients worldwide including corporations, governments, institutions and individuals from more than 1,200 offices in 37 countries. For further information about Morgan Stanley, please visit www.morganstanley.com.

Cautionary Statements Concerning Forward-Looking Information
Statements about the expected effects, timing, benefits, financial and operating results, synergies, cost savings and completion of the joint venture and all other statements in the press release, other than historical facts, constitute forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect current estimates, projections and expectations. Any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of Morgan Stanley and MUFG (collectively, the "Companies"), including (1) the risks associated with business combinations, (2) the ability of the Companies to obtain necessary regulatory approvals of the proposed terms and within the expected time frame, (3) the impact of general political, economic and industry conditions and geopolitical events, (4) projected synergies and cost savings from the joint venture may be less than expected or may not be realized within the expected time frame, (5) the businesses of the Companies that are to be contributed to the joint venture may not be integrated successfully or such integration may be more difficult, time -consuming or costly than expected, (6) the impact of current, pending and future legislation, regulation and legal actions applicable to the joint venture, (7) operating costs, customer and employee loss and business disruption following the announcement or creation of the joint venture, including difficulties in maintaining relationships with employees and customers, (8) competitive pressures among financial services companies may increase significantly and have an effect on pricing, spending, third-party relationships and revenues, (9) the impact of changes in accounting standards, rules or interpretations, (10) the level and volatility of equity, fixed income and commodity prices and interest rates, currency values and other market indices and (11) investor sentiment and confidence in the financial markets. The actual results or performance and expected benefits of the joint venture could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of each of the Companies or the joint venture. For a discussion of additional risks and uncertainties that may affect the future results of Morgan Stanley, please see Morgan Stanley's periodic reports filed with the Securities and Exchange Commission and available on www.sec.gov.

Contacts for Mitsubishi UFJ Financial Group:
George Sard/Jim Barron
Sard Verbinnen
+1.212. 687.8080
Michael Berkeley
Citigate Dewe Rogerson
+44.(0)20.7282.2883

Contacts for Morgan Stanley Media Relations:
Tokyo: Mika Watanabe +81.3.5424.5019
London: WesleyMcDade+44.207.425.4942
New York: Mark Lake +1 (212) 761-2430